Schedule of Investments (unaudited)
February 28, 2026
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 ClearBridge Large Cap Growth Fund

(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 100.5%
Communication Services — 14.6%
Entertainment — 4.4%
Netflix Inc.	4,822,144	$464,083,138 *
Interactive Media & Services — 10.2%
Alphabet Inc., Class A Shares	1,207,671	376,503,511
Meta Platforms Inc., Class A Shares	1,050,677	681,027,818
Total Interactive Media & Services		1,057,531,329

Total Communication Services		1,521,614,467
Consumer Discretionary — 12.0%
Automobiles — 1.8%
Tesla Inc.	461,681	185,831,219 *
Broadline Retail — 6.8%
Amazon.com Inc.	3,367,414	707,156,940 *
Hotels, Restaurants & Leisure — 3.4%
Airbnb Inc., Class A Shares	1,326,871	179,273,541 *
Chipotle Mexican Grill Inc.	4,587,348	170,741,093 *
Total Hotels, Restaurants & Leisure		350,014,634

Total Consumer Discretionary		1,243,002,793
Consumer Staples — 1.2%
Beverages — 1.2%
Monster Beverage Corp.	1,530,484	130,550,285 *

Financials — 6.6%
Capital Markets — 1.0%
S&P Global Inc.	229,371	101,354,458
Financial Services — 4.0%
Visa Inc., Class A Shares	1,287,048	412,035,547
Insurance — 1.6%
Marsh & McLennan Cos. Inc.	921,264	172,036,839

Total Financials		685,426,844
Health Care — 9.1%
Biotechnology — 2.2%
Vertex Pharmaceuticals Inc.	451,929	224,531,885 *
Health Care Equipment & Supplies — 4.2%
Intuitive Surgical Inc.	522,145	262,905,229 *
Stryker Corp.	459,997	178,230,437
Total Health Care Equipment & Supplies		441,135,666
Life Sciences Tools & Services — 1.6%
Thermo Fisher Scientific Inc.	313,626	163,433,645
Pharmaceuticals — 1.1%
Roche Holding AG, ADR	1,922,847	114,505,539

Total Health Care		943,606,735
Industrials — 10.6%
Aerospace & Defense — 3.3%
Airbus SE, ADR	2,736,991	148,262,803
RTX Corp.	963,723	195,269,554
Total Aerospace & Defense		343,532,357
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2026 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
February 28, 2026
 ClearBridge Large Cap Growth Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Electrical Equipment — 2.5%
	Eaton Corp. PLC	694,367	$261,026,443
Ground Transportation — 1.5%
	Uber Technologies Inc.	1,995,239	150,480,925 *
Machinery — 0.9%
	Parker-Hannifin Corp.	89,436	90,257,022
Trading Companies & Distributors — 2.4%
	W.W. Grainger Inc.	219,087	250,795,462

Total Industrials			1,096,092,209
Information Technology — 42.9%
Communications Equipment — 1.6%
	Arista Networks Inc.	1,210,225	161,565,037 *
Semiconductors & Semiconductor Equipment — 21.1%
	ASML Holding NV, Registered Shares	177,868	258,008,206
	Broadcom Inc.	776,982	248,284,598
	NVIDIA Corp.	7,800,311	1,382,137,106
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	709,838	265,891,118
	Texas Instruments Inc.	196,361	41,650,132
Total Semiconductors & Semiconductor Equipment			2,195,971,160
Software — 14.5%
	Datadog Inc., Class A Shares	546,288	61,162,405 *
	Fair Isaac Corp.	62,018	87,405,689 *
	Intuit Inc.	308,296	126,102,313
	Microsoft Corp.	1,370,253	538,153,163
	Oracle Corp.	1,467,861	213,426,989
	Palo Alto Networks Inc.	1,353,351	201,541,031 *
	Salesforce Inc.	237,862	46,333,139
	ServiceNow Inc.	784,024	84,682,432 *
	Synopsys Inc.	358,880	148,576,320 *
Total Software			1,507,383,481
Technology Hardware, Storage & Peripherals — 5.7%
	Apple Inc.	2,228,787	588,800,950

Total Information Technology			4,453,720,628
Materials — 3.5%
Chemicals — 3.5%
	Linde PLC	347,095	176,352,027
	Sherwin-Williams Co.	514,157	186,428,187

Total Materials			362,780,214
Total Investments before Short-Term Investments (Cost — $4,553,314,473)			10,436,794,175
	Rate
Short-Term Investments — 0.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.503%	19,298,397	19,298,397 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	3.576%	19,298,396	19,298,396 (a)(b)

Total Short-Term Investments (Cost — $38,596,793)			38,596,793
Total Investments — 100.9% (Cost — $4,591,911,266)			10,475,390,968
Liabilities in Excess of Other Assets — (0.9)%			(94,804,032)
Total Net Assets — 100.0%			$10,380,586,936

See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2026 Quarterly Report

 ClearBridge Large Cap Growth Fund
*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 28, 2026, the total market value of investments in Affiliated Companies was $19,298,396 and the cost was $19,298,396 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Growth Fund 2026 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Growth Fund 2026 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$10,436,794,175	—	—	$10,436,794,175
Short-Term Investments†	38,596,793	—	—	38,596,793
Total Investments	$10,475,390,968	—	—	$10,475,390,968

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 28, 2026. The following transactions were effected in such company for the period ended February 28, 2026.

	Affiliate Value at November 30, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$36,376,567	$415,861,332	415,861,332	$432,939,503	432,939,503

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 28, 2026
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$548,459	—	$19,298,396

ClearBridge Large Cap Growth Fund 2026 Quarterly Report